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                                                                    Exhibit 99.5

                             PAYING AGENT AGREEMENT

         This PAYING AGENT AGREEMENT, dated as of December 28, 1999 (this "Agreement") is entered into by and among (i) CHASE MANHATTAN BANK DELAWARE, a Delaware banking corporation acting not in its individual capacity but solely as Eligible Lender Trustee under the trust agreement referred to below (the "Trustee"), (ii) BANKERS TRUST COMPANY, a New York banking corporation (the "Agent") and (iii) STUDENT LOAN MARKETING ASSOCIATION, a federally chartered corporation (the "Administrator").

                              W I T N E S S E T H;

         WHEREAS, the Trustee and the Administrator desire to appoint the Agent as the co-paying agent under the Trust Agreement, dated as of December 1, 1999 (the "Trust Agreement"), between the Trustee and SLM Funding Corporation;

         WHEREAS, the Agent desires to accept such appointment.
         NOW THEREFORE, the Trustee, the Administrator and the Agent agree as follow:

         1. Pursuant to Section 3.9 of the Trust Agreement, the Trustee hereby appoints the Agent as the co-paying agent to perform the duties of the Certificate Paying Agent as set forth in the Trust Agreement and the Agent hereby accepts such appointment and the duties relating thereto as if the Agent had been a party to the Trust Agreement. The Administrator hereby consents to such appointment.

         2. The Agent shall be subject to the same standard of care as, and shall be entitled to the same rights, protections and immunities afforded to, the Trustee under the Trust Agreement.

         3. The Administrator covenants to indemnify the Agent for, and to hold it harmless against, any loss, liability or expense incurred without willful misconduct, negligence or bad faith on the part of the Agent arising our of or in connection with the acceptance or administration of



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this Agreement and the duties hereunder, including the reasonable costs and expenses of defending itself against any claim of liability in the premises.

         4. This Agreement may be modified by agreement of the parties hereto and may be terminated by any party upon sixty (60) days prior written notice to the other parties.

         5. Initially capitalized terms which are used herein and which are not defined herein have the meanings set forth in the Trust Agreement.

         6. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

                            [SIGNATURE PAGE FOLLOWS]










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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                               STUDENT LOAN MARKETING
                                               ASSOCIATION, as Administrator

                                               By:      /s/ Somsak Chivavibul
                                                       ----------------------
                                               Name:    Somsak Chivavibul
                                               Title:   Treasurer




                                               CHASE MANHATTAN BANK
                                               DELAWARE, as Eligible Lender
                                               Trustee


                                               By:      /s/ John J. Cashin
                                                       ----------------------
                                               Name:    John J. Cashin
                                               Title:   Vice President




                                               BANKERS TRUST COMPANY, as Agent


                                               By:      /s/ Patricia M.F. Russo
                                                       ----------------------
                                               Name:    Patricia M. F. Russo
                                               Title:   Vice President